SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: November 4, 2004

                             Paradigm Holdings, Inc.

               (Exact Name of Registrant as Specified in Charter)

            Wyoming                        0-9154               83-0211506
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)


2600 Towers Oaks Boulevard, Suite 500, Rockville, Maryland        20852
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        (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (301) 468-1200
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                                 Not Applicable
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          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))


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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) Previous Independent Accountants

         (1) (i) Effective November 4, 2004, Paradigm Holdings, Inc. (the "Registrant") dismissed Michael Johnson & Co., LLC ("Michael Johnson & Co.") as its independent certified public accountants.

                  (ii) Michael Johnson & Co.'s report on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report was modified to include an explanatory paragraph wherein Michael Johnson & Co. expressed substantial doubt about the Registrant's ability to continue as a going concern.

                  (iii) The change of independent accountants was approved by the Registrant's Board of Directors on November 4, 2004.

                  (iv) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through November 4, 2004, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

                  (v) During the Registrant's most recent two fiscal years, as well as the subsequent interim period through November 4, 2004, Michael Johnson & Co. did not advise the Registrant of any of the matters identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

                  (vi) The Registrant requested Michael Johnson & Co. to furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree.

         (b) New Independent Accountants

         On November 4, 2004, the Registrant engaged Aronson & Company ("Aronson & Company") as its principal accountant to audit the Registrant's financial statements. The Registrant did not consult Aronson & Company on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-K during the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Aronson & Company.

ITEM 7. EXHIBITS

Exhibit 16.1    Letter dated March 30, 2005, from Michael Johnson & Co.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2005            PARADIGM HOLDINGS, INC.

                                By: /s/ Raymond A. Huger
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                                Name: Raymond A. Huger
                                Its: Chairman and Chief Executive Officer